Earnings Conference Call

IDACORP

4th Quarter & Year End 2018

February 21, 2019


ZIONS BANK
HOLLAND & HART

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, drought, and other natural phenomena; (f) advancement of technologies that reduce customer demand or introduce new cyber security risks; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies' assets and subject the companies to third party claims for damages; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the companies' failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, or other malicious acts, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended December 31		Year Ended December 31	
	2018	2017	2018	2017
Net Income	$ 26,140	$ 38,852	$ 226,801	$ 212,419
Average shares outstanding– diluted	50,527	50,361	50,510	50,424
Earnings per diluted share	$ 0.52	$ 0.77	$ 4.49	$ 4.21

Eleventh Straight Year of Earnings Growth


$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.86
$2.17
$2.68
$3.00
$3.43
$3.46
$3.64
$3.85
$3.87
$3.94
$4.21
$4.49
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

[1]2010-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.

2017 to 2018

IDACORP, Inc. Net Income (millions)

Net Income – For the Year Ended December 31, 2017		**$ 212.4**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 10.3	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	(9.4)	
Idaho fixed cost adjustment revenues	17.7	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	(26.9)	
Transmission wheeling and other revenues	16.1	
Non-cash amortization of regulatory deferrals (related to tax reform)	(4.0)	
Other operations and maintenance expenses (excluding non-cash amortization of regulatory deferrals)	(13.8)	
Other changes in operating revenues and expenses, net	(3.6)	
Decrease in Idaho Power operating income prior to sharing mechanism	(13.6)	
Decrease in revenues as a result of sharing mechanism	(5.0)	
Decrease in Idaho Power operating income	(18.6)	
Non-operating income and expenses, net	1.7	
Decrease in income tax expense from remeasurement of deferred taxes and make-whole premium for early bond redemption	9.0	
Income tax expense (excluding remeasurement of deferred taxes and make-whole premium for early bond redemption)	23.9	
Total increase in Idaho Power net income		16.0
Other IDACORP changes (net of tax)		(1.6)
Net Income – For the Year Ended December 31, 2018		**$ 226.8**

Operating Cash Flows

(millions)

	Year Ended December 31	
IDACORP	2018	2017
Net Cash Provided by Operating Activities	$ 491.6	$ 435.2

Liquidity

(millions)

	As of December 31, 2018	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2019 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2019 Estimates[1]	2018 Actual
IDACORP Earnings Per Diluted Share Guidance[2]	$ 4.30 – $ 4.45	$ 4.49
Idaho Power Operations & Maintenance Expense	$ 350 – $ 360	$ 365
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	Less than $ 5	None
Idaho Power Revenue Sharing with Customers	None	$ 5
Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction	$ 280 – $ 290	$ 274
Idaho Power Hydroelectric Generation (MWhs)	6.5 – 8.5	8.7

(1) As of February 21, 2019.

(2) The 2019 guidance incorporates all of the key financial and operating assumptions listed below.

Growth & Economic Expansion


How Does Your State Stack Up?
Population Change for States (and Puerto Rico)
From July 1, 2017, to July 1, 2018
Percent change
2.00 or more
0.50 to 1.99
0.00 to 0.49
Population loss
United States Census Bureau
U.S. Department of Commerce
Economics and Statistics Administration
U.S. CENSUS BUREAU
census.gov
Source: Vintage 2018 Population Estimates
www.census.gov/programs-surveys/popest.html


Idaho Power Customer Growth
2.3%
555,000
545,000
535,000
525,000
515,000
505,000
2014
2015
2016
2017
2018

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2018

No. 3 Highest Percentage of Inbound Moves (Idaho)

- United Van Lines, January 2019

No. 4 Year Over Year Job Growth (Boise)

— Milken Institute, January 2019

Hells Canyon Relicensing

Application for Renewal of Federal License

- Three-dam complex on the Snake River, along Idaho and Oregon border
- Original license expired in 2005
- Annual license renewal since original expiration
- Settlement order received 2018 approving prudency of $216.5 million of costs
- Currently collecting $8.8 million of AFUDC annually as deferred revenues ($10.7 million prior to tax reform)
- Portions of final EIS may be influenced by water quality certifications under Section 401 (CWA)
- Idaho Power recently reached a settlement agreement with Oregon and Idaho on their respective Section 401 certifications
- New license estimated no earlier than 2022



Hells Canyon Reservoir, Idaho and Oregon Border

Weather Outlook

March Through May 2019

Precipitation


B
EC
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, January 17, 2019

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com